Exhibit 99.2
SUPPLEMENTAL FINANCIAL DATAQ1 2022

Disclaimer

READY CAPITAL.

This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the "Company") can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information.

This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates.

All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of March 31, 2022, unless otherwise noted.

2

3First Quarter 2022 Results Net income of $64.3 million1, or $0.70 per common share Distributable earnings of $48.9 million1, or $0.52 per common shareDeclared dividend of $0.42 per common share Earnings / Dividends Return on Equity2of 18.0%Distributable Return on Equity3of 13.6%Dividend Yield4of 11.2% Returns CREoriginationsandacquisitionsof$2.2billionSBAloanoriginationsof$101.0millionResidentialmortgageloanoriginationsof$769.1million Loan Originations5/ Acquisitions1.Before dividends on preferred securities and inclusive of non-controlling interest2.Return on equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period3.Distributable return on equity is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings4.Q1 dividend yield for the period is based on the 3/31/2022 closing share price of $15.065.Represents fully committed amounts

First Quarter 2022 Results (continued)

READY CAPITAL.

Current Liquidity	▪ Total liquidity of $326 million[1] including cash, anticipated warehouse advances, principal and interest receivable from servicers, and anticipated proceeds from available-for-sale assets
Capital Markets	▪ Closed a $1.1 billion commercial mortgage collateralized loan obligation, the Company's largest CRE CLO to date ▪ Closed an underwritten public offering of $120.0 million aggregate principal amount of 6.125% senior unsecured notes due 2025 ▪ Closed a secondary offering of 7,000,000 shares of common stock for net proceeds of $106.6 million
Balance Sheet	▪ Net book value per share of $15.22 per common share ▪ Total leverage of 4.4x and recourse leverage ratio of 1.4x[2]
Mosaic Merger	▪ The Company closed its acquisition of Mosaic Real Estate Credit, LLC. (MREC) and related entities. The transaction increased capitalization $458.1 million and expanded the Company's lending capabilities into construction lending.

1. Liquidity balance as of April 28, 2022
2. Recourse leverage ratio excludes $1.4 billion of secured borrowings that are non-recourse to the Company.

4

Return on Equity

READY CAPITAL.

Segment	Levered Yield [1]	Distributable Levered Yield [1]	Equity Allocation
SBC Lending and Acquisitions	12.8 %	12.8 %	89.7 %
Small Business Lending	43.3 %	43.3 %	5.4 %
Residential Mortgage Banking [3]	134.5 %	11.6 %	4.9 %

	GAAP ROE [2]		Distributable ROE [2]	
	Q1'22	Q4'21	Q1'22	Q4'21
	20.4 %	18.0 %	14.4 %	16.7 %
Corporate leverage, net of non-earning assets	7.3	5.9	4.0	5.1
Gross return on equity	**27.7 %**	**23.9 %**	**18.4 %**	**21.8 %**
Realized & unrealized gains, net	4.9	4.0	4.9	4.0
Loan loss provision	(0.4)	(0.3)	0.1	-
PPP revenue, net of direct expenses	5.3	7.5	5.3	7.5
Non-recurring gains, losses and expenses	(2.1)	(0.9)	-	-
Operating expenses	(10.7)	(11.2)	(10.5)	(10.8)
Investment advisory fees	(0.9)	(1.8)	(0.9)	(1.8)
Provision for income taxes	(5.2)	(2.4)	(3.1)	(2.2)
Dividends on preferred stock	(0.6)	(0.7)	(0.6)	(0.7)
Return on equity	**18.0 %**	**18.1 %**	**13.6 %**	**17.8 %**

1. Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
2. GAAP ROE is based on GAAP Net Income, while Distributable ROE is based on Distributable Earnings, which adjusts GAAP Net Income for certain items detailed on the "Distributable Earnings Reconciliation" slide.
3. ROE based on net income before tax of the Residential Mortgage Banking business line divided by the business line's average monthly equity.

5

Diversified, Complementary, & Scalable Platforms

PORTFOLIO BREAKDOWN[1]


3%
9%
12%
11%
5%
2%
58%
Acquisitions
Fixed rate
Bridge
Freddie Mac
Construction
Small Business Lending
Residential Mortgage Banking

REVENUE BREAKDOWN[2] *($ in thousands)*


$40,000
$30,000
$20,000
$10,000
$0
$14,876
$3,061
$39,065
$4,532
$28,663
$15,428
Acquisitions
Fixed rate
Bridge
Freddie Mac
Small Business Lending
Residential Mortgage Banking

1. Assets include loans, MBS, servicing assets, JV investments, real estate owned, and purchased future receivables.
2. Based on QTD Distributable Earnings including interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.

6

SBC and SBA Investment by Product Type

READY CAPITAL

QUARTERLY GROWTH[1]



$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$875.2
$652.8
$164.4
$6.0
$52.0
$1,250.0
$807.2
$240.5
$53.6
$148.7
$1,419.3
$136.2
$168.0
$730.4
$135.5
$104.9
$144.3
$2,405.2
$443.8
$29.0
$1,529.2
$169.3
$98.2
$135.7
$2,301.1
$62.4
$5.2
$1,936.6
$135.0
$60.9
$101.0
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
SBA
Fixed Rate/CMBS
Freddie Mac
Bridge
Acquired
Other

1. Origination volumes are based on fully committed amounts in millions

7

SBC Lending and Acquisitions

	LOAN COUNT[1]	UPB	BOOK VALUE	WA LTV	WA COUPON	FIXED/FLOAT[2]	60+ Days Past Due[3]
	2,510	**$8.77B**	**$8.69B**	**64.7%**	**4.5%**	**20.7 / 79.3%**	**1.6%**
ACQUISITIONS	*1,652*	*$798M*	*$787M*	*37.2%*	*5.6%*	*49.0 / 51.0%*	*3.3%*
FIXED RATE[6]	*323*	*$1.29B*	*$1.29B*	*60.3%*	*4.9%*	*1.8 / 98.2%*	*1.9%*
BRIDGE	*517*	*$6.29B*	*$6.22B*	*69.4%*	*4.2%*	*2.8 / 97.2%*	*1.3%*
FREDDIE MAC	*8*	*$25M*	*$26M*	*61.5%*	*3.6%*	*87.7 / 12.3%*	*11.9%*
CONSTRUCTION	*10*	*$366M*	*$366M*	*59.5%*	*6.8%*	*3.5 / 96.5%*	*0.0%*

CURRENT QUARTER HIGHLIGHTS

- Record Bridge loan originations of $1.9 billion at average spread of plus 3.62%
- SBC money up pipeline of $876.6 million, including $284.0 million funded in April
- 79% of the SBC portfolio is floating rate with average Libor floors of 55 bps

GROSS LEVERED YIELD



15%
10%
5%
0%
1.7%
10.4%
3.0%
10.4%
2.2%
10.1%
2.0%
10.3%
1.3%
11.5%
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Income on joint venture investments and gains on loans, held for sale 4
Gross levered yield (ex. gains) 5

1. Excludes joint venture investments
2. 53.2% of fixed rate loans match funded
3. Calculated on unpaid principal balance
4. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation
5. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs
6. Includes originated SBC floating rate loans that are included in our RCMT securitization and therefore, categorized as fixed/cmbs

8

Small Business Lending

READY CAPITAL.

LOAN COUNT	UPB	BOOK VALUE	WA LTV	WA COUPON	FIXED/FLOAT	60+ Days Past Due(1)
2,078	$649M	$614M	88.6%	5.6%	0.3 / 99.7%	1.3%

CURRENT QUARTER HIGHLIGHTS

- SBA net sales premiums peaking at 16.1% and averaging 11.5% net, with 18.0% of SBA sales sold for a higher future IO strip
- Current money up pipeline of $202.9 million, including $32.0 million funded in April
- After-tax PPP income was $13.7 million
- $101.0 million of SBA loan originations, including $8.3 million of small loan originations. Currently the 8th largest small loan lender nationwide.

GROSS LEVERED YIELD



100%
80%
60%
40%
20%
0%
50.4%
37.0%
80.6%
18.6%
55.4%
20.7%
33.2%
16.5%
25.7%
17.6%
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Gross levered yield (ex. gains) 1
Gains on loans, held for sale 2

1. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs
2. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation

9

Loan Portfolio Composition

READY CAPITAL.

PROPERTY TYPE


SBC Lending and Acquisitions
65%
9%
8%
6%
12%
Multi-family
Mixed-use
Retail
Office
Other Investments


Small Business Lending
21%
15%
14%
11%
39%
Lodging
Retail
Doctors
Eating Place
Other

GEOGRAPHY


SBC Lending and Acquisitions
20%
12%
7%
7%
7%
47%
Texas
California
Arizona
Florida
Georgia
Other


Small Business Lending
17%
11%
8%
6%
5%
53%
California
Texas
Florida
Washington
Georgia
Other

1. Calculated on unpaid principal balance and excludes assets offset by guaranteed loan financing liabilities

10

SEGMENT SNAPSHOT

Residential Mortgage Banking

READY CAPITAL.

QUARTERLY ORIGINATIONS UPB $768.9M


39%
Production
by Purpose
61%
Purchased
Refinanced


17%
Production
by Platform
46%
37%
Retail
Correspondent
Wholesale

QUARTERLY SALES UPB $798.7M


3%
20%
Sales
by Investor
77%
Fannie/Freddie
Ginnie Mae
Other

MSR PORTFOLIO UPDATE *($ in billions)*


$12
$10
$8
$6
$4
$2
$0
4.0%
3.5%
3.0%
2.5%
2.0%
3.6%
3.5%
3.4%
3.4%
3.3%
$9.9
$10.4
$10.7
$11.0
$11.4
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
UPB
WAC

11

Loan Portfolio – Risk Rating

RISK RATING DISTRIBUTION



100%
80%
60%
40%
20%
0%
92%
88%
3%
6%
2%
4%
3%
2%
1 & 2
3
4
5
SBC
SBA

AVERAGE RISK RATING



2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
-
1.82
1.88
1.72
1.69
1.62
1.71
1.51
1.68
1.47
1.63
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
SBC
SBA

CRITERIA

BUCKET 1:
Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses.

BUCKET 2:
Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses.

BUCKET 3:
Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked.

BUCKET 4:
Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period.

BUCKET 5:
Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period.

12

READY CAPITAL.

Debt- Leverage

	Debt Balance	Leverage Ratio
PPPLF	$627	0.3x
Securitized Debt Obligations	$3,864	1.9x
Non-Recourse Secured Borrowings	$1,441	0.8x
Recourse Secured Borrowing	$1,833	0.9x
Corporate Debt	$902	0.5x

- Recourse leverage ratio of 1.4x
- Total leverage of 4.4x
- Full market to market liabilities and credit mark to market liabilities represent 20% and 12% of total debt

Recourse Leverage by Reporting Segment[1] *($ in millions)*


$1,500
$1,000
$500
$0
10.0
8.0
6.0
4.0
2.0
0.0
-2.0
$1,454
0.6x
7.1x
$122
2.0x
$257
$902
0.5x
SBC
SBL
Residential
Corporate
Debt
Recourse Leverage

1. Recourse leverage by reporting segment is based on the segment recourse debt balance over invested equity in the segment and excludes guaranteed loan financings

13

Financial Snapshot

READY CAPITAL.

Investment Type	Average Carrying Value[1]	Gross Yield[2]	Average Debt Balance	Debt Cost [3]	Levered Yield
SBC Lending and Acquisitions	$ 7,781,688	5.2%	$ 5,856,753	2.7%	12.8%
Small Business Lending	$ 383,989	15.8%	$ 268,973	4.0%	43.3%
Total	**$ 8,165,677**	**5.7%**	**$ 6,125,726**	**2.8%**	**20.4%**

Book Equity Value Metrics	
Common Stockholders' equity	$ 1,740,067
Common Stockholders' equity (adjusted)[5]	$ 1,739,533
Total Common Shares outstanding	114,335,948
Net Book Value per Common Share	$ 15.22
Adjusted Net Book Value per Common Share	$ 15.21

Loan Portfolio Metrics [4]	
% Fixed vs Floating Rate	21% / 79%
% Originated vs Acquired	75% / 25%
Weighted Average LTV - SBC	65%
Weighted Average LTV - SBA	89%

Q1 2022 Earnings Data Metrics	
Net income | Distributable earnings	$64,263 | $48,863
Earnings per share - Basic and diluted	$0.70 | $0.66
Distributable Earnings per share - Basic and diluted	$0.52 | $0.48
Return on Equity per Common Share	18.0%
Distributable Return on Equity per Common Share	13.6%
Dividend Yield [6]	11.2%

Servicing Portfolio Metrics		
SBA servicing rights - UPB	$	883,303
SBA servicing rights- carrying value	$	22,891
Multi-family servicing rights - UPB	$	4,490,286
Multi-family servicing rights - carrying value	$	61,418
Residential servicing rights - UPB	$	11,357,330
Residential servicing rights - carrying value	$	159,834

1. Average carrying value includes average quarterly carrying value of loan and servicing asset balances
2. Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
3. The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 3/31/2022 on an annualized basis.
4. Excludes loans, held for sale, at fair value
5. Excludes the equity component of our 2017 convertible note issuance.
6. Q1 Dividend yield for the period is based on the 3/31/2022 closing share price of $15.06

14

APPENDIXAdditional Financial Information

16Balance Sheet by Quarter

Statement of Income by Quarter

READY CAPITAL.

(In thousands, except share data)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Interest income	$ 73,371	$ 103,047	$ 105,136	$ 121,942	$ 124,405
Interest expense	(50,761)	(55,415)	(50,136)	(57,249)	(61,017)
Net interest income before provision for loan losses	**$ 22,610**	**$ 47,632**	**$ 55,000**	**$ 64,693**	**$ 63,388**
Recovery of (provision for) loan losses	8	(5,517)	(1,579)	(961)	(1,542)
Net interest income after (provision for) recovery of loan losses	**$ 22,618**	**$ 42,115**	**$ 53,421**	**$ 63,732**	**$ 61,846**
Non-interest income					
Residential mortgage banking activities	$ 41,409	$ 36,690	$ 37,270	$ 21,928	$ 8,424
Net realized gain on financial instruments and real estate owned	8,846	17,183	23,210	19,642	8,007
Net unrealized gain on financial instruments	20,996	4,612	5,688	8,081	45,315
Servicing income, net of amortization and impairment	15,635	11,928	10,243	10,209	10,528
Income on purchased future receivables, net	2,317	2,779	2,838	2,323	2,469
Gain on bargain purchase	—	—	—	—	—
Income (loss) on unconsolidated joint ventures	(809)	3,361	3,548	816	6,563
Other income (loss)	571	(688)	5,674	3,452	6,501
Total non-interest income	**$ 88,965**	**$ 75,865**	**$ 88,471**	**$ 66,451**	**$ 87,807**
Non-interest expense					
Employee compensation and benefits	$ (22,777)	$ (24,270)	$ (24,537)	$ (18,481)	$ (27,968)
Allocated employee compensation and benefits from related party	(2,123)	(3,299)	(3,804)	(2,805)	(3,000)
Variable expenses on residential mortgage banking activities	(15,485)	(21,421)	(24,380)	(13,847)	(979)
Professional fees	(2,982)	(2,872)	(6,900)	(3,585)	(5,126)
Management fees – related party	(2,693)	(2,626)	(2,742)	(2,867)	(3,196)
Incentive fees – related party	—	(286)	(2,775)	(2,358)	—
Loan servicing expense	(6,104)	(6,851)	(8,124)	(8,904)	(8,920)
Transaction related expenses	(6,307)	(1,266)	(2,629)	(4,080)	(5,699)
Other operating expenses	(15,484)	(17,190)	(12,926)	(12,801)	(12,653)
Total non-interest expense	**$ (73,955)**	**$ (80,081)**	**$ (88,817)**	**$ (69,728)**	**$ (67,541)**
Income before provision for income taxes	$ 37,628	$ 37,899	$ 53,075	$ 60,455	$ 82,112
Income tax (provision) benefit	(8,681)	(6,995)	(6,540)	(6,867)	(17,849)
Net income	**$ 28,947**	**$ 30,904**	**$ 46,535**	**$ 53,588**	**$ 64,263**
Less: Dividends on preferred stock	281	3,224	1,999	1,999	1,999
Less: Net income attributable to non-controlling interest	659	444	756	371	775
Net income attributable to Ready Capital Corporation	**$ 28,007**	**$ 27,236**	**$ 43,780**	**$ 51,218**	**$ 61,489**
Earnings per common share - basic	**$ 0.49**	**$ 0.38**	**$ 0.61**	**$ 0.69**	**$ 0.70**
Earnings per common share - diluted	**$ 0.49**	**$ 0.38**	**$ 0.60**	**$ 0.68**	**$ 0.66**
Weighted-average shares outstanding - Basic	56,817,632	71,221,806	71,618,168	74,163,951	87,707,281
Weighted-average shares outstanding - Diluted	56,843,448	71,385,603	71,787,228	74,326,672	95,402,494
Dividends declared per share of common stock	**$ 0.40**	**$ 0.42**	**$ 0.42**	**$ 0.42**	**$ 0.42**

17

Distributable Earnings Reconciliation by Quarter

READY CAPITAL.

(In thousands, except share data)		Q1 2021		Q2 2021		Q3 2021		Q4 2021		Q1 2022
Net Income	$	**28,947**	$	**30,904**	$	**46,535**	$	**53,588**	$	**64,263**
Reconciling items:										
Unrealized gain on mortgage servicing rights	$	(15,356)	$	4,699	$	(147)	$	(6,119)	$	(32,599)
Impact of ASU 2016-13 on accrual loans		(29)		4,035		(1,329)		845		1,968
Non-recurring REO impairment		—		510		(10)		(1,441)		1,567
Merger transaction costs and other non-recurring expenses		7,263		2,971		5,485		5,036		6,655
Total reconciling items	$	(8,122)	$	12,215	$	3,999	$	(1,679)	$	(22,409)
Distributable earnings before income taxes	$	**20,825**	$	**43,119**	$	**50,534**	$	**51,909**	$	**41,854**
Income tax adjustments		3,883		(1,691)		(1,169)		626		7,009
Distributable earnings	$	**24,708**	$	**41,428**	$	**49,365**	$	**52,535**	$	**48,863**
Less: Distributable earnings attributable to non-controlling interests	$	563	$	595	$	802	$	364	$	589
Less: Income attributable to participating shares		376		392		445		377		413
Less: Dividends on preferred stock		281		3,224		1,999		1,999		1,999
Distributable earnings attributable to Common Stockholders	$	**23,488**	$	**37,217**	$	**46,119**	$	**49,795**	$	**45,862**
Distributable earnings per share	$	**0.41**	$	**0.52**	$	**0.64**	$	**0.67**	$	**0.52**
Weighted average common shares outstanding		**56,817,632**		**71,221,806**		**71,618,168**		**74,163,951**		**87,707,281**

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Distributable earnings as GAAP net income (loss) excluding the following:

i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses
ii) any realized gains or losses on sales of certain MBS
iii) any unrealized gains or losses on Residential MSRs
iv) any unrealized current non-cash provision for credit losses on accrual loans
v) any unrealized gains or losses on de-designated cash flow hedges
vi) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company's historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size. In 2016, the Company liquidated the majority of its MBS portfolio from distributable earnings to fund recurring operating segments.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value. The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes. Servicing rights relating to the Company's small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company's residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital's business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year's taxable income. These differences may result in certain items that are recognized in the current period's calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

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